UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) September 5, 2012

ROCK-TENN COMPANY
(Exact name of registrant as specified in its charter)

Georgia	1-12613	62-0342590

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

504 Thrasher Street, Norcross, Georgia	30071

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 448-2193

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On September 5, James A. Rubright, Chairman and Chief Executive Officer of the Company, will speak to the investment community at the Bank of America Merrill Lynch 2012 Global Industries & Materials Conference in Boston, Massachusetts. The slides to be used in connection with Mr. Rubright’s presentation were attached as Exhibit 99.1 to the Form 8-K we filed on September 4, 2012.  We have updated slide 11 of the presentation to include recently published information regarding recycled fiber composite and softwood chips fiber costs.  The updated slide 11 (“Updated Slide 11”) to be used in connection with Mr. Rubright’s presentation is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Updated Slide 11 (furnished pursuant to Item 7.01)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 5, 2012
ROCK-TENN COMPANY

By	/s/ Steven C. Voorhees
Name: Steven C. Voorhees
Title: Executive Vice President, Chief Financial Officer and Chief Administrative Officer (Principal Financial Officer)